UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2006

POLYMEDICA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-19842	04-3033368
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

11 State Street, Woburn, Massachusetts	01801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 933-2020
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement
SIGNATURES
EXHIBIT INDEX
Ex-10.1 Employment Agreement (Devin J. Anderson)
Ex-10.2 Employment Agreement (Stephen C. Farrell)

Item 1.01. Entry into a Material Definitive Agreement
     On February 13, 2006, PolyMedica Corporation (the “Company”) entered into employment agreements with its General Counsel and Secretary, Devin J. Anderson, and its Chief Operating Officer, Stephen C. Farrell. These agreements are attached to this report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference into this report.
     Under the terms of his employment agreement, Mr. Anderson will be employed by the Company for three years and receive a base salary of $250,000 which is subject to future adjustment by the Board of Directors. The Company may extend the agreement on a year to year basis at the end of the initial term. Mr. Anderson is eligible for an annual bonus at the discretion of the Board of Directors and all executive benefit programs, including health insurance, life insurance, and stock-based compensation. The Company has the right to terminate the agreement, at any time, with or without cause, upon 60 days notice. If Mr. Anderson’s employment is terminated without cause, the Company will pay Mr. Anderson his base salary, bonus and benefits for the two years after his termination. The agreement attached as Exhibit 10.1 replaces an employment agreement dated May 10, 2004 and amended August 31, 2004, as well as a retention agreement dated June 1, 2005.
     Under the terms of his employment agreement, Mr. Farrell will be employed by the Company for three years and receive a base salary of $384,000 which is subject to future adjustment by the Board of Directors. The Company may extend the agreement on a year to year basis and the end of the initial term. Mr. Farrell is eligible for an annual bonus at the discretion of the Board of Directors and all executive benefit programs, including health insurance, life insurance, and stock-based compensation. The Company has the right to terminate the agreement, at any time, with or without cause, upon 60 days notice. If Mr. Farrell’s employment is terminated without cause, the Company will pay Mr. Farrell his base salary, bonus and benefits for the two years after his termination. The agreement attached as Exhibit 10.2 replaces an employment agreement dated September 1, 2000 and a retention agreement dated March 7, 2002.

Exhibit Number	Description

10.1	Employment Agreement by and between the PolyMedica Corporation and Devin J. Anderson dated February 13, 2006

10.2	Employment Agreement by and between the PolyMedica Corporation and Stephen C. Farrell dated February 13, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDICA CORPORATION
Date: February 17, 2006	By:	/s/ Devin J. Anderson
Devin J. Anderson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement by and between the PolyMedica Corporation and Devin J. Anderson dated February 13, 2006

10.2	Employment Agreement by and between the PolyMedica Corporation and Stephen C. Farrell dated February 13, 2006